Financial instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Notes and other explanatory information [abstract]
Financial instruments

Note 16. Financial instruments and fair values

Classes and categories of financial instruments

The following table provides information on categories of financial instruments based on their characteristics and nature:

	As of June 30, 2026		As of December 31, 2025
(SEK in thousand)	Fair value through Consolidated Statements of Loss and Other Comprehensive Loss	Amortized cost	Fair value through Consolidated Statements of Loss and Other Comprehensive Loss	Amortized cost
Financial assets
Deposits	-	3,276	-	2,573
Trade receivables	-	27,680	-	21,015
Accrued income	-	61,289	-	29,516
Other receivables	-	28,862	-	38,499
Cash	-	747,601	-	278,825

Financial liabilities
Loans and borrowings (current and non-current)	-	49,302	-	16,240
Convertible debentures	-	-	-	207,716
Lease liabilities	-	732,794	-	642,553
Trade and other payables	-	421,318	-	277,089
Liabilities associated with cash advances	-	389,423	-	354,842
Warrant derivative liabilities	2,306,914	-	128,381	-
Embedded derivatives in convertible	-	-	4,603	-
Other liabilities	-	38,530	-	30,086
Accrued expenses	-	160,747	-	146,786

Deposits, trade receivables, accrued income, and other receivables

The reported value of deposits, trade receivables, accrued income, other receivables correspond to their fair value as the short maturity means that discounting does not have a significant effect.

Loans and borrowings

In 2025, Einride Norway AS, a subsidiary of Einride, obtained a term loan facility from Pareto Bank ASA for a principal amount of NOK 18 million. This loan has a maturity period of four years, with repayments structured over 16 quarterly periods, involving quarterly principal amortization of NOK 1 million (NOK 4 million annually). The interest rate is variable, set at NIBOR 3M plus a margin of 5%, and is reviewed and updated at the inception of each quarter.

During the 6-month period ended June 30, 2026 the Company has entered into several contracts for installment loans financing acquisitions of electric trucks, totaling SEK 33,906 thousand, a non-cash event as the inception of the loans did not trigger any exchange of cash.

The loans are paid back monthly and over a period of 60 months. The repayment of the loans are divided into three different steps;

●	step 1 (period 1-11) a fixed amount per month equal to a 1/60 of the total credit amount;

●	step 2 (period 12) a large one-time amortization as a “step-up payment” to reach an aggregated level of repayment of 43.5%

●	step 3 (period 13-60) a new, lower, fixed rate equal to a 1/48 of the remaining credit amount after the accelerated payment made in period 12.

The effective interest rate for the contracts are within the range of 5.26 - 5.36%. During the six-month period ended June 30, 2026, the Company made repayments of SEK 1,661 thousand and paid interest of SEK 442 thousand.

Convertible promissory note (convertible debenture)

In September 2024, Einride issued convertible debentures in USD with a term of 24 months. These debentures converted into equity in April 2025.

In May 2025, the Group issued further convertible debentures with a maturity date in May 2027. These debentures were converted into equity in June 2026, as a consequence of the reverse recapitalization. The total amount recognized in equity on conversion, a non-cash transaction, was SEK 240,297 thousand, comprising share capital of SEK 11 thousand and share premium of SEK 240,286 thousand. No gain or loss arose on conversion, which was effected in accordance with the original contractual terms (see Note 21).

Trade and other payables, other liabilities, and accrued expenses

The trade and other payables consist mainly of outstanding amounts for purchases and running costs. No interest is charged on trade and other payables before the due date. After the due date, interest on late payments is charged in accordance with prevailing laws and practices in the relevant country. The Group has financial risk management policies to ensure that all liabilities are paid within the predetermined credit terms.

The carrying amount of trade and other payables, other liabilities, and accrued expenses corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Liabilities associated with cash advances

In September 2024, the Group entered into an agreement with a financial institution for a factoring facility. This facility enabled the Group to sell its outstanding customer invoices and finance future invoicing under the Group’s customer contracts.

The Group’s assessment of the agreement with the financial institution is that all risks and rewards, including the credit risk, are transferred. The liability for the payments received from the financial institution are recognized in the current liabilities in the Liabilities associated with cash advances financial statement caption.

The carrying amount of the Liabilities associated with cash advances corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Fair value of the Group’s financial liabilities measured at fair value on a recurring basis

Certain of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The table below contains information on how the fair values of these financial assets and financial liabilities are determined (in particular the valuation techniques and inputs used).

Financial liabilities		As of June 30,	As of December 31,
(SEK in thousand)	Level	2026	2025
Non-current derivative, warrants to investor	3	4,432	128,381
Non-current derivative, warrants related to the PIPE transactions	3	605,379	-
Non-current derivative, warrants to customer	3	669,465	-
		1,279,275	128,381
Current Embedded derivatives	3	-	4,603
Current derivative, warrants to investor	3	-	-
Current derivative, warrants related to the PIPE transactions	3	225,053	-
Current derivative, warrants to the SPAC transactions	3	215,310	-
Current derivative, warrants to customer	3	587,275	-
		1,027,638	4,603
		2,306,914	132,984

There were no transfers between level 1, 2, 3 liabilities during any periods presented.

Embedded derivatives

Relate to conversion options embedded within the convertible debentures issued in May 2025. Under the terms of the conversion option, the option could be converted into Series C preference shares of the Group. The conversion option could be exercised upon the occurrence of specific events, such as a change in control. The conversion option was valued using a Monte Carlo simulation model, where the value of the underlying equity of the Group was simulated with distinct probabilities attached to the various events, where the conversion option becomes exercisable. The highest probability was assumed for the event where the Group’s securities become publicly traded. The remaining conversion events were assumed at 15% probability cumulatively. No conversion event occurring was assigned a probability of 5%. The derivative was de-recognized in June 2026 as a part of the conversion of the convertible debenture.

Warrants

All classes of warrant issued or assumed by the Group (investor, PIPE, SPAC and customer warrants as described below) have an exercise price denominated in USD while the Group’s functional currency is SEK and are subject to reset and/or anti-dilution adjustments. They therefore fail the fixed-for-fixed condition in IAS 32 and are classified as derivative financial liabilities measured at fair value through profit or loss, with fair value changes recognized in “Net gains on financial liabilities measured at fair value” and related transaction costs expensed as incurred. All classes are categorized within Level 3 of the fair value hierarchy because there is no observable market for the instruments and expected volatility is a significant unobservable input. Fair values are determined at each reporting date by an independent external valuation specialist and are reviewed by management each reporting period. There were no transfers between levels of the fair value hierarchy during the period; transfers are recognized at the end of the reporting period in which they occur. All classes are measured using the same expected volatility assumption of 37.0% at June 30, 2026, derived from the historical volatility of a peer group as the Company’s own trading history is less than one month.

The terms and inputs specific to each class are set out below.

Warrant liability investor

In March 2022, Einride issued 2,169,008 warrants to an anchor investor as consideration, free of charge, as part of a transaction linked to a capital raising round. The fair value of the warrants is determined through a valuation performed by an external party, utilizing the Black-Scholes option pricing model. Key inputs used in this valuation as of June 30, 2026, include:

	June 30, 2026	December 31, 2025
Exercise price in USD	21.58	21.58
ADS price in USD *)	8.65	14.55
Expected volatility	37.0%	37.0%
Risk-free rate	4.14%	3.50%
Remaining term (years)	2.25	2.75

*	) The ADS price for the period ending December 31, 2025, is not an ADS price but the implied share price used in the Black-Sholes valuation.

The table above has been retroactively adjusted to reflect this stock split for all periods presented. The investor is entitled to ordinary shares at a ratio of 3.15 for each warrant.

Warrant liability PIPE financing

On June 9, 2026, concurrently with the consummation of the Business Combination, the Company completed a PIPE financing under subscription agreements dated February 26, 2026, issuing 14,188,891 ADSs and 18,353,130 PIPE Warrants for aggregate gross proceeds of SEK 1,060,755 thousand. The Company also granted the investors contractual rights to receive (i) up to 6,117,710 Additional Warrants, if on June 9, 2028 the investor still beneficially owns a specified number of ADSs, and (ii) a variable number of Reset Warrants, if the volume-weighted average price (“VWAP”) of the ADSs on the reset measurement date described below is less than USD 10.90, in each case with terms substantially identical to the PIPE Warrants.

Each warrant entitles the holder to acquire one ADS at an exercise price of USD 10.90 at any time through June 9, 2031, for cash or, at the holder’s option (and mandatorily at expiry), on a net-share basis; the Company cannot be required to pay cash on settlement. The exercise price is subject to (i) a one-time downward reset to the 20-trading-day VWAP measured on the 21st trading day following the six-month anniversary of effectiveness of the resale registration statement, subject to a floor of USD 5.00, with the number of ADSs issuable adjusted so that aggregate exercise proceeds are unchanged, and (ii) reduction to the price of any subsequent share issuance below the then-current exercise price, subject to exempt-issuance exceptions and a USD 0.5 million cumulative threshold. Exercise is subject to a holder-elected beneficial ownership cap of 4.9%, 9.9% or 19.9% of the outstanding ADSs.

The PIPE Warrants and the day-one rights to Additional and Reset Warrants are derivative financial liabilities measured at fair value through profit or loss (Note 16). Of the gross proceeds of SEK 1,067,671 thousand, SEK 917,377 thousand was allocated to the derivative financial liabilities at their initial fair values, and the remaining amount of SEK 150,294 thousand was allocated to the 14,188,891 ADSs and recognized in equity. Transaction costs of SEK 42,707 thousand were allocated in proportion to the allocated proceeds; SEK 36,695 thousand attributable to the warrant liabilities was expensed, and SEK 6,012 thousand attributable to the ADSs was recognized as a deduction from equity.

Translated at the exchange rates on the dates of receipt in the cash flow; the corresponding gross proceeds above of SEK 1,067,671 thousand are translated at the Closing Date rate, a difference of SEK 6,916 thousand.

The fair values are determined at each measurement date by an independent external valuation specialist using a Monte Carlo simulation, which captures the path-dependent exercise-price reset and the market-price contingency governing the number of Reset Warrants issuable; a single reset is assumed to occur 0.5 years after issuance. The fair value of the rights to Additional Warrants reflects a 10% discount for the 24-month ownership condition. The measurements are categorized within Level 3 because expected volatility is a significant unobservable input. Valuations are reviewed by management each reporting period. There were no transfers between levels of the fair value hierarchy during the period; transfers are recognized at the end of the reporting period in which they occur. Key valuation inputs were:

	June 9, 2026	June 30, 2026
Exercise price in USD	10.90	10.90
ADS price in USD	9.55	8.65
Expected volatility	37.0%	37.0%
Risk-free rate	4.17%	4.19%
Remaining term (years)	5.00	4.94

An increase in expected volatility of 5%, with other inputs unchanged, would increase the liabilities and loss before tax by SEK 85,742 thousand, of which SEK 62,506 thousand relates to the PIPE Warrants, SEK 14,284 thousand to the rights to Additional Warrants and SEK 8,952 thousand to the rights to Reset Warrants. A decrease in expected volatility of 5%, with other inputs unchanged, would decrease the liabilities and loss before tax by SEK 83,864 thousand, of which SEK 60,716 thousand relates to the PIPE Warrants, SEK 14,294 thousand to the rights to Additional Warrants and SEK 8,854 thousand to the rights to Reset Warrants. A decline in the ADS price toward the USD 5.00 floor reduces the value of each PIPE Warrant but increases the expected number of Reset Warrants issuable, partially offsetting within the total.

The movement in these Level 3 liabilities, all of which were outstanding at June 30, 2026, was:

(SEK in thousand)	PIPE warrants	Rights to additional Warrants	Right to reset Warrants	Total
Recognized on issue (June 9, 2026)	671,040	201,199	45,138	917,377
Net (gains)/losses recognized in profit or loss	(87,502)	(61,313)	32,012	(116,803)
Foreign currency translation adjustment	21,840	6,548	1,469	29,857
As of June 30, 2026 (Level 3)	605,379	146,434	78,619	830,431

Warrant liability SPAC

The SPAC Warrants comprise the warrants issued to replace the former Legato III Public Warrants and Private Placement Warrants assumed by the Company in the Reverse Recapitalization (Note 21). Each whole SPAC Warrant entitles the holder to purchase one ADS at an exercise price of USD 11.50 and became exercisable upon the Closing, with terms otherwise substantially identical to the original Legato III Warrants. The SPAC Warrants are classified and measured as described under “Warrants” above. Fair value is estimated using a Monte Carlo simulation, which captures the redemption (call) feature and the contingent adjustment to the exercise price. As of June 30, 2026, 10,340,313 SPAC Warrants were outstanding with an aggregate fair value of SEK 215,310 thousand. Key valuation inputs at June 30, 2026 were:

	June 9, 2026	June 30, 2026
Exercise price in USD	11.50	11.50
ADS price in USD *)	9.76	8.65
Expected volatility	37.0%	37.0%
Risk-free rate	3.62%	4.15%
Remaining term (years)	5.00	4.94
Redemption (call) threshold in USD	18.00	18.00
Fair value per warrant in USD	2.78	2.14

*	) The ADS price for June 9, 2026, is not an ADS price but the implied share price used in the Monte Carlo valuation model.

A significant increase in volatility in isolation would result in a significant change in fair value. As of June 30, 2026, if equity volatility were to increase by 5 percentage points (to 42.0%), the total fair value of SPAC warrants would increase to approximately SEK 241,469 thousand, representing an increase (12.0%) in fair value of approximately SEK 26,159 thousand. If equity volatility were to decrease by 5 percentage points (to 32.0%), the total fair value of warrants would decrease to approximately SEK 189,151 thousand, representing a decrease (12.3%) in fair value of approximately SEK 26,159 thousand.

The movement in these Level 3 liabilities, all of which were outstanding at June 30, 2026, was:

(SEK in thousand)	SPAC warrants
Warrant liabilities assumed on Closing (June 9, 2026)	270,886
Net gains recognized in profit or loss	(64,392)
Foreign currency translation adjustment	8,816
As of June 30, 2026 (Level 3)	215,310

Warrant liability customer

The customer warrants are classified and measured as described under “Warrants” above. Fair value is estimated using a Monte Carlo simulation because of the path dependency arising from the exercise-price reset and anti-dilution features. Following the PIPE issuance the exercise price was recalculated to USD 6.32 per share at June 30, 2026. Key valuation inputs were:

	March 18, 2026	June 30, 2026
Exercise price in USD	7.41	6.32
ADS price in USD	9.76	8.65
Underlying equity value in USD million	1,620	1,242
Expected volatility	37.0%	37.0%
Risk-free rate	4.05%	4.43%
Remaining term (years)	10.00	9.71

A significant increase in volatility in isolation would result in a significant change in fair value. As of June 30, 2026, if equity volatility were to increase by 5 percentage points (to 42.0%), the total fair value of customer warrants would increase to approximately SEK 1,318,137 thousand, representing an increase (4.9%) in fair value of approximately SEK 61,397 thousand. If equity volatility were to decrease by 5 percentage points (to 32.0%), the total fair value of warrants would decrease to approximately SEK 1,195,245 thousand, representing a decrease (4.9%) in fair value of approximately SEK 61,494 thousand.

Risk management strategy

The Group’s activities expose it to a variety of financial risks including market risk (foreign exchange risk and interest rate risk), credit risk and liquidity risk.

The interim financial statements do not include all financial risk management information and disclosures required in annual financial statements and should be read in conjunction with the Group’s annual financial statements for the year ended December 31, 2025.

There have been no changes in any risk management policies since December 31, 2025.

Note 25. Financial instruments

Classes and categories of financial instruments

The following table provides information on categories of financial instruments based on their characteristics and nature:

	As of December 31, 2025		As of December 31, 2024
(SEK in thousands)	Fair value through profit or loss	Amortized cost	Fair value through profit or loss	Amortized cost
Financial assets
Deposits	-	2,573	-	12,422
Trade receivables	-	21,015	-	21,148
Accrued income	-	29,516	-	34,121
Other receivables	-	38,499	-	40,263
Restricted cash	-	-	-	32,869
Cash	-	278,825	-	74,165

Financial liabilities
Loans and borrowings (current and non-current)	-	16,240	-	-
Convertible debenture	-	207,716	-	379,795
Lease liabilities	-	642,553	-	641,507
Trade and other payables (current and non-current)	-	277,089	-	376,292
Liabilities associated with cash advances	-	354,842	-	166,216
Derivative instruments (warrants)	128,381	-	1,432	-
Embedded derivative (convertible debt)	4,603	-
Other liabilities	-	30,086	-	20,608
Accrued expenses	-	146,786	-	84,681

Deposits, trade receivables, accrued income, other receivables and cash

The carrying amount of deposits, trade receivables, accrued income, other receivables and cash corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Restricted cash

At the end of December 2024 after the senior loan facility was terminated, several bank accounts were restricted for the Group, as the Group didn’t have access to the accounts or as the agreement stipulated for what type of transactions that account was intended for, the Group treated them as restricted cash as of December 31, 2024. The Group didn’t enter any senior loan facility in 2025 and as of December 31, 2025, there are no restricted cash balances.

Loans and borrowings

	As of December 31,
(SEK in thousands)	2025	2024
Borrowings measured at amortized cost
Liabilities to credit institutions	16,240	-

Classified as:
Long-term	12,180	-
Short-term	4,060	-
	16,240	-

In 2025, Einride Norway AS, a subsidiary of Einride, obtained a term loan facility from Pareto Bank ASA for a principal amount of NOK 18 million. This loan has a maturity period of four years, with repayments structured over 16 quarterly periods, involving quarterly principal amortization of NOK 1 million (NOK 4 million annually). The interest rate is variable, set at NIBOR 3M plus a margin of 5%, and is reviewed and updated at the inception of each quarter. A lending fee of NOK 355 thousand was incurred at the loan’s inception and the effective interest rate at the start date was 9.53%. The facility is secured by a guarantee from Einride for NOK 5 million and by a pledge over Einride Norway AS’s operating assets and the specific trucks purchased with the loan proceeds, valued at NOK 20 million.

The Group fully settled a senior loan facility in 2024.

Convertible promissory note (convertible debenture)

	As of December 31,
(SEK in thousands)	2025	2024
Borrowings measured at amortized cost
Convertible debt instrument, host component	207,716	379,795

Classified as:
Long-term	-	379,795
Short-term	207,716	-
	207,716	379,795

In September 2024, the Group issued convertible debentures in USD with a term of 24 months. The loan carried an annual nominal interest rate of 10% and an annual PIK (payment in kind) interest rate of 49%. The nominal interest earned was paid quarterly in arrears to the convertible bond holder. The PIK interest was capitalized quarterly and added to the outstanding debt. At conversion, the lower value of USD 10.79 per share or the applicable “market price” will apply. The “market price” is determined as the price per preference share equal to the preference amount applicable from time to time for Series C preference shares in accordance with the articles of association adopted by the Group. The holder will receive one share for each full amount of the applicable conversion price. These debentures were redeemed during 2025. On April 8, 2025, all subscribed and allocated convertible debentures were converted into Series C preference shares. Through the conversion, the convertible debenture holders have been allocated a total of 7,395,078 new Series C preference shares. The early conversion resulted in accelerated interest expenses.

In May 2025, the Group issued further convertible debentures with a maturity date in May 2027 and a maximum initial principal amount of USD 20 million (SEK 191,270 thousand). These debentures are convertible into the Group’s Series C preference shares upon specific events, such as change in control. The redemption amount of these debentures increases over time. The amount will increase to USD 23 million (SEK 219,961 thousand) if settled within 12 months of issuance, to USD 25 million (SEK 239,088 thousand) if settled between 12 and 18 months, and potentially up to USD 27 million (SEK 258,214 thousand) after 18 months. The conversion price is set at the lower of USD 10.79 per share or the market value of the Series C preference shares, with a minimum of USD 0.63 per share. The fair market value for Series C preference shares was USD 14.55 per share as of December 31, 2025. Due to the transactions contemplated by the Business Combination Agreement which are expected to occur within 12 months of the reporting period end, the Group anticipates an automatic conversion of the debentures into Series C preference shares. As the Group does not have an unconditional right to defer settlement beyond 12 months of the reporting period end, the convertible debentures are classified as current liabilities as of December 31, 2025.

The interest expense incurred for the year is calculated by applying an effective interest rate of 21.2% to the liability component for the two-year period since the convertible debentures were issued. The liability component is measured at amortized cost. The difference between the carrying amount of the liability component at the date of issue and the carrying value of the amount reported as of 31 December 2025 represents the effective interest rate to date.

The amortized cost of the convertible debentures corresponds to their fair value as of December 31, 2025 due to the short time period between issuance and year-end and minimal changes to the business and related market rates.

Trade and other payables, other liabilities, and accrued expenses

The trade and other payables consist mainly of outstanding amounts for purchases and running costs. No interest is charged on trade and other payables before the due date. After the due date, interest on late payments is charged in accordance with prevailing laws and practices in the relevant country. The Group has financial risk management policies to ensure that all liabilities are paid within the predetermined credit terms.

The carrying amount of trade and other payables, other liabilities, and accrued expenses corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Liabilities associated with cash advances

In September 2024, the Group entered into an agreement with a financial institution for a factoring facility with a credit limit of SEK 50 million. This facility enabled the Group to sell its outstanding customer invoices and finance up to 8-months of future invoicing under the Group’s signed customer contracts. The factoring facility was extended in November 2025, and as part of this extension, the credit limit was increased to SEK 550 million. The cost of this facility, which included costs for both issued and future invoices for which cash has been received, in 2025 was SEK 80,108 thousand (2024: SEK 11,172 thousand), which is recorded within finance costs.

The Group’s assessment of the agreement with the financial institution is that all risks and rewards, including the credit risk, are transferred. The liability for the payments received from the financial institution are recognized in the current liabilities in the Liabilities associated with cash advances financial statement caption.

The carrying amount of the Liabilities associated with cash advances corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Fair value of the Group’s financial assets and liabilities measured at fair value on a recurring basis

Some of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The fair value measurement of the Group’s derivative financial assets and liabilities utilizes market observable inputs and data to the extent it is available. The table below contains information on how the fair values of these financial assets and financial liabilities are determined (in particular the valuation techniques and inputs used).

		As of December 31,
(SEK in thousands)	Level	2025	2024
Financial liabilities
Embedded derivative (convertible debentures)	3	4,603	-
Derivative instruments (warrants)	3	128,381	1,432
Financial liabilities		132,984	1,432

There have been no transfers between levels 1, 2, and 3 during the current or previous year.

(Amounts in thousands)	Derivative instruments
As of 1 January, 2024	45,028
Profit or loss reported:
Net gains on financial assets or liabilities measured at fair value through profit or loss	(51,315)
Finance costs	7,719
As of December 31, 2024	1,432
Profit or loss reported:
Net losses on financial assets or liabilities measured at fair value through profit or loss	129,262
Finance costs	2,290
As of December 31, 2025	132,984

As part of a capital raising round in December 2023, the Group issued 2,169,008 warrants to an anchor investor without cash consideration. Each warrant grants the anchor investor the right to subscribe for one new ordinary share in the Parent. The warrant subscription period ends December 1, 2028, or the earlier of the date of decision to liquidate, approval or signing of a merger plan, a request for compulsory redemption, or approval or signing of a demerger plan. Based on their contractual terms, these warrants are classified as derivative instruments and are measured at fair value through the Consolidated Statements of Loss and Other Comprehensive Income/(Loss). This classification arises because the warrants are denominated in USD, while the entity’s functional currency is SEK.

The fair value of the warrants is determined through a valuation performed by an external party, utilizing the Black-Scholes option pricing model. Key unobservable inputs used in this valuation as of December 31, 2025 and 2024 include:

●	Expected life: 2.75 years (2024: 4 years)

●	Volatility: 37% (2024: 35)%

●	Risk free interest rate: 3.5% (2024: 4.1)%

A decrease or increase of 10% in volatility would have resulted in a fair value of warrants ranging from SEK 107 million to SEK 151 million at December 31, 2025.

The fair value of the embedded derivative within convertible debt is determined through a valuation performed by an external party, utilizing the Monte Carlo simulation model. Key unobservable inputs used in this valuation as of December 31, 2025 include:

●	Volatility: 37%

●	Risk free interest rate: 3.5%

A decrease or increase of 10% in volatility would have resulted in a fair value of the embedded derivative within convertible debt ranging from SEK 4,510 thousand to SEK 4,971 thousand as of December 31, 2025.

Risk management strategy

The Group’s treasury function provides services to the business, monitors, and manages the financial risks arising in the Group’s operations through internal risk reports that analyze risk exposures and the extent of the risks. These risks include market risks (including currency risk and interest rate risk), credit risk and liquidity risk.

Market risk

The Group’s operations are mainly exposed to financial risks through changes in exchange rates and interest rates (see below).

There has been no change in the Group’s exposure to market risks or how these risks are managed and measured, except for exposure to its own share price in the convertible debentures.

(i) Currency risk management

The Group conducts transactions in foreign currencies and is therefore exposed to exchange rate fluctuations. The carrying amount of the Group’s financial assets and liabilities in foreign currencies on the Consolidated Statements of Financial Position date is as follows:

	As of December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Liabilities		Assets
USD	594,212	613,061	208,058	56,884
EUR	201,799	23,279	69,928	34,690
NOK	45,413	2,234	38,251	20,816
Others	26,964	4,947	4,757	6,419

Currency exchange rate sensitivity analysis

Foreign currency risk arises from financial instruments denominated in a currency for measuring financial instruments other than the functional currency. It is the risk that changes in foreign exchange rates will affect the fair value and cash flows of financial instruments. The Group is mainly exposed to currency risk from the USD, EUR, and NOK.

The table below describes the Group’s sensitivity to a 10 per cent change in exchange rates, which is the sensitivity rate used in internal reporting of currency risk to key personnel and represents management’s assessment of the reasonable potential change in exchange rates. The sensitivity analysis covers external loans, cash, trade receivable, trade and other payables, accrued income and derivatives. Purchases and financing of vehicles are also made in the local currency. This also means that the Group sees no reason to hedge currency risk with any financial instruments.

	For the year ended December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Impact USD		Impact EUR
Consolidated Statements of Loss and Other Comprehensive Income/(Loss)	38,615	55,618	20,806	1,141

	For the year ended December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Impact NOK		Others
Consolidated Statements of Loss and Other Comprehensive Income/(Loss)	716	1,858	2,221	320

If on balance sheet date all exchange rates were to change by 10% in an unfavorable direction, the effect on equity would be approximately SEK 49,845 thousand (2024: SEK 36,478 thousand).

	As of December 31,
(SEK in thousands)	2025	2024
USD	(48,356)	(27,306)
EUR	(679)	(5,738)
NOK	(188)	(2,693)
Others	(622)	(741)
Effect on equity	(49,845)	(36,478)

(ii) Interest rate risk management

Interest rate risk refers to the risk that the fair value or cash flow of financial instruments will fluctuate due to changes in market interest rates. The Group manages this risk by maintaining a balance of fixed and variable rate loans. The Group regularly evaluates its hedging activities to ensure that the most cost-effective hedging strategies are applied.

The Group’s exposure to interest rates on financial assets and financial liabilities is described in the section on liquidity risk management in this note.

Interest sensitivity analysis

The table below shows the impact in SEK in thousands of changes in interest rates by 100 basis points.

	Interest-bearing debt		Effect on earnings of a 100- basis point increase in interest rates on debt and derivatives
	For the year ended December 31,		For the year ended December 31,
(SEK in thousands)	2025	2024	2025	2024
Interest expense on liabilities to credit institutions	14,289	119,229	143	1,192
Interest expense on convertible debentures	445,181	40,648	4,452	406

The Group’s credit risk exposure

Credit risk is the risk that a party to a financial instrument will not be able to fulfill an obligation and thereby cause the counterparty a financial loss. The Group’s maximum exposure to credit risk, without taking into account any collateral, is shown in the table below.

	For the year ended December 31,
(SEK in thousands)	2025	2024
Deposits	2,573	12,422
Trade receivables	21,015	21,148
Accrued income	29,516	34,121
Restricted cash	-	32,869
Cash	278,825	74,165
Total	331,929	174,725

Credit risk management

For financial transactions, the Group only deals with counterparties that are at least investment grade (BBB or equivalent), which are considered to have low credit risk. Credit rating information is provided by independent credit rating agencies. The Group’s exposure and the credit ratings of counterparties are monitored regularly. The Group assesses that a counterparty is associated with increased credit risk if payment of receivables is not made 30 days after the due date.

Credit ratings are performed as part of the commercial process prior to entering into new agreements and are monitored on an ongoing basis at customer level. Monitoring processes are in place to ensure that follow-up measures are taken to recover past due receivables. In this respect, the Group believes that the Group’s credit risk is minimized. Trade receivable is spread across different industries and geographical areas.

The average days outstanding for trade receivable, invoiced, is 78 days (2024: 34 days).

Age analysis of trade receivable is shown below:

	As of December 31,
	2025		2024
(SEK in thousands)	Gross	Write off	Gross	Write off
Receivables not past due	5,511	-	9,917	-
Receivables past due by
0-30 days	616	-	6,457	(644)
31-90 days	3,646	-	3,052	(3,151)
91-120 days	365	-	5,517	-
120 days or more	15,578	(4,701)	-	-
	25,716	(4,701)	24,943	(3,795)

Cash, deposits and restricted cash are placed with reputable banks and financial institutions with high credit ratings and no history of default.

During 2025, there were no significant increases in the Group’s credit risks.

Liquidity risk

Responsibility for liquidity risk management lies with the Board of Directors, which has established a framework for short-, medium- and long-term liquidity risk management for financing and liquidity. The Group manages short-term liquidity risk by maintaining sufficient reserves and loans and borrowings. The liquidity reserve consists of cash and totals SEK 278,825 thousand (2024: SEK 74,165 thousand) as of the Consolidated Statements of Financial Position date. Further, as mentioned in notes 2 and 25, the Group makes use of its factoring arrangement which it utilizes to provide flexibility in the timing of monetizing its invoices, both issued and to be issued in the short term based on contracted services with customers.

Long-term liquidity risk is managed by continuously monitoring forecasts and actual cash flows and by matching the maturity profiles of financial assets and liabilities.

The tables below describe the Group’s remaining contractual maturities for its financial liabilities. The table includes both interest and repayments. For variable interest rates and foreign currencies, interest rates and exchange rates on the Consolidated Statements of Financial Position date are used for the entire period. The contractual maturity is based on the earliest date on which the Group may become liable to pay. Cash flows are undiscounted.

	< 1 month	1-3 months	3-12 months	1-2 years	2-5 years	5+ years	Total contractual cash flow	Total carrying value
	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK
December 31, 2024
Convertible debenture	-	-	-	-	379,795	-	379,795	379,795
Lease liabilities	-	-	76,210	55,079	98,953	411,265	641,507	641,507
Trade payables	376,292	-	-	-	-	-	376,292	376,292
Liabilities associated with cash advances	10,123	48,024	108,069	-	-	-	166,216	166,216
Accrued Expenses	84,684	-	-	-	-	-	84,684	84,684
December 31, 2025
Convertible debenture	-	-	207,716	-	-	-	207,716	207,716
Lease liabilities	6,289	12,578	56,604	105,173	80,400	381,510	642,553	642,553
Trade payables	254,348	2,384	8,969	11,388	-	-	277,089	277,089
Liabilities associated with cash advances	-	89,503	265,339	-	-	-	354,842	354,953
Accrued Expenses	146,786	-	-	-	-	-	146,786	146,786

The convertible debenture may be repaid or converted to shares at the discretion of the holder under certain conditions.

The following table details the group’s liquidity analysis for its derivative financial instruments based on contractual maturities. The table has been drawn up based on the undiscounted net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	< 1 month	1-3 months	3-12 months	1-2 years	2-5 years	5+ years
	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK
December 31, 2024
Derivative Instruments (Warrants)	-	-	-		1,432	-
December 31, 2025
Derivative Instruments (Warrants)	-	-	-	128,381	-	-
Embedded derivative (Convertible debt)	-	-	4,603	-	-	-

Capital risk management

The capital structure of the Group consists of shareholders’ equity, debt and cash. The Group monitors capital to maintain an appropriate structure that fulfils its strategic objectives, considers the needs of shareholders, and ensures it maintains sufficient funds to continue as a going concern.

The Group manages its capital to ensure that its entities can continue operations even under adverse conditions and to maximize shareholder returns by optimizing the capital structure.